UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2010


                               Terax Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

       Nevada                       0-1143548                  88-045757
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

             3767 Forest Lane, Suite 124 PMB-415 Dallas, Texas 75244
                    (Address of principal executive offices)

                                  (972)386-7360
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN
            OFFICERS: COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On July 13, 2010 Charles Stidham was appointed sole director and president of the Registrant.

(c) Mr. Stidham, Director, President and Chief Executive Officer has over 25 years experience as a professional investor in various industries.

ITEM 8.01 - OTHER EVENTS

On July 13, 2010 the Company changed its mailing address to 3767 Forest Lane, Suite 124 PMB-415, Dallas, Texas 75244.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Terax Energy, Inc.


Dated: July 14, 2010                   By: /s/ Charles Stidham
                                           -------------------------------------
                                           Charles Stidham, President